SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K




             CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: November 24, 1997
                        (Date of Earliest Event Reported)



                           Commission File No. 000-22683




                        GABLES REALTY LIMITED PARTNERSHIP
                         A DELAWARE LIMITED PARTNERSHIP
                  I.R.S. EMPLOYER IDENTIFICATION NO. 58-2077966
                              2859 PACES FERRY ROAD
                             ATLANTA, GEORGIA 30339
                            TELEPHONE: (770) 436-4600




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ITEM 5.    OTHER EVENTS

Apartment Community Acquisitions:
---------------------------------

Gables Realty Limited Partnership (the "Operating Partnership" or the "Company") is the entity through which Gables Residential Trust (the "Parent Company"), a self-administered and self-managed real estate investment trust ("REIT"), conducts substantially all of its business and owns (either directly or through subsidiaries) substantially all of its assets. The Parent Company is currently an 83.3% economic owner of the Operating Partnership (excluding the Parent Company's direct or indirect ownership of 100% of the Operating Partnership's Series A Preferred Units). The Parent Company controls the Operating Partnership through Gables GP, Inc. ("GGPI"), a wholly-owned subsidiary of the Parent Company and the sole general partner of the Operating Partnership (this structure is commonly referred to as an umbrella partnership REIT or "UPREIT"). The term "Company" as used herein means Gables Realty Limited Partnership and its subsidiaries.

On May 28, 1997, the Company acquired Wood Mill Apartments, a multifamily apartment community located in Atlanta, Georgia, comprised of 438 apartment homes, from The Prudential Insurance Company of America for an aggregate purchase price of $29.1 million. On September 4, 1997, the Company acquired Jefferson Forest Apartments, a multifamily apartment community located in Houston, Texas, comprised of 404 apartment homes, from Jefferson Forest, L.P. for an aggregate purchase price of $22.6 million. On September 26, 1997, the Company acquired Jefferson at Vinings Apartments, a multifamily apartment community located in Atlanta, Georgia, comprised of 310 apartment homes, from Jefferson at Vinings Apartments, L.P. for an aggregate purchase price of $27.5 million. On September 30, 1997, the Company acquired The Crescent Apartments, a multifamily apartment community located in Houston, Texas, comprised of 324 apartment homes, from Crescent Apartments Limited Partnership for an aggregate purchase price of $22.6 million. The acquisition costs of Wood Mill Apartments, Jefferson Forest Apartments, Jefferson at Vinings Apartments, and The Crescent Apartments (collectively, the "Properties") were financed through borrowings under the Company's $175 million unsecured revolving credit facility with Wachovia Bank of Georgia, N.A., as agent bank, and four other participant banks.

The contracts related to the acquisition of the Properties were negotiated at arms length between the Company and representatives of the respective sellers. In assessing the Properties acquired, the Company's management considered the existing leases, which are the primary source of revenue, the occupancy rates, the competitive nature of the markets and comparative rental rates. Furthermore, current and anticipated operating expenses, maintenance and repair costs, real estate taxes and capital improvement requirements were evaluated. Management is not aware of any material factors that would cause the reported financial information in Item 7. to be misleading.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS:

(a) Financial Statements of the Properties Acquired Pursuant to Rule 3-14 of Regulation S-X

     The financial statements relating to the acquisition of Wood Mill Apartments are attached hereto as Exhibit 99.1 and incorporated herein by this reference. The financial statements of Jefferson Forest Apartments are attached hereto as Exhibit 99.2 and incorporated herein by this reference. The financial statements of Jefferson at Vinings Apartments are attached hereto as Exhibit 99.3 and incorporated herein by this reference. The financial statements of The Crescent Apartments are attached hereto as
     Exhibit 99.4 and incorporated herein by this reference.

(b)  Pro Forma Financial Information

     The unaudited pro forma financial information relating to the acquisition of the Properties is attached hereto as Exhibit 99.5 and incorporated herein by this reference.
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(c)   Exhibits

 Exhibit
   No.   Description
  ----   -----------

99.1 Statements of Excess of Revenues Over Specific Operating Expenses of Wood Mill Apartments.

99.2 Statements of Excess of Revenues Over Specific Operating Expenses of Jefferson Forest Apartments.

99.3 Statements of Excess of Revenues Over Specific Operating Expenses of Jefferson at Vinings Apartments.

99.4 Statements of Excess of Revenues Over Specific Operating Expenses of The Crescent Apartments.

99.5 Pro  Forma  Financial   Information  Related  to  the  Acquisition  of  the
     Properties.

23.1 Consent of Independent Public Accountants.


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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 GABLES REALTY LIMITED PARTNERSHIP
                                 By:      Gables GP, Inc.
                                 Its:     General Partner

                                    /s/ Marvin R. Banks, Jr.
                                   -------------------------------
                                    Marvin R. Banks, Jr.
                                    Vice President and Chief Financial Officer
                                   (Authorized Officer of the Registrant
                                    and Principal Financial Officer)

Date:    November 24, 1997


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                                Index to Exhibits
                                -----------------

Exhibit
   No.   Description
-------  -----------

99.1 Statements of Excess of Revenues Over Specific Operating Expenses of Wood Mill Apartments.

99.2 Statements of Excess of Revenues Over Specific Operating Expenses of Jefferson Forest Apartments.

99.3 Statements of Excess of Revenues Over Specific Operating Expenses of Jefferson at Vinings Apartments.

99.4 Statements of Excess of Revenues Over Specific Operating Expenses of The Crescent Apartments.

99.5 Pro  Forma  Financial   Information  Related  to  the  Acquisition  of  the
     Properties.

23.1 Consent of Independent Public Accountants.